GREAT-WEST FUNDS, INC.

Great-West Multi-Sector Bond Fund

Institutional Class Ticker: MXUGX

Investor Class Ticker: MXLMX

(the “Fund”)

Supplement dated January 14, 2021 to the Prospectus, Summary Prospectus and

Statement of Additional Information (“SAI”) for the Fund, each dated April 29, 2020, as supplemented.

Effective March 1, 2021 (“Effective Date”), Daniel J. Fuss, CFA and CIC, will no longer serve as a portfolio manager of the Fund. As of the Effective Date, all references to Mr. Fuss in the Prospectus, Summary Prospectus and SAI are hereby deleted in their entirety.

This Supplement must be accompanied by or read in conjunction with the current Prospectus, Summary

Prospectus and SAI for the Fund, each dated April 29, 2020, as supplemented.

Please keep this Supplement for future reference.